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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-A
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                              TIBCO Software, Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                                                77-0449727
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(State of incorporation                                       (I.R.S. Employer
  or organization)                                           Identification No.)

                    3165 Porter Drive, Palo Alto, CA  94304
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(Address of principal executive offices)                             (Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                 Name of each exchange on which
        to be so registered                 Each class is to be registered
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), check the following box. [ X ]

Securities Act registration statement file number to which this form relates:
333-78195

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, Par Value $.001
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                                Title of Class
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

          Incorporated by reference to the information contained in the section titled "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on May 11, 1999, as amended on June 8, 1999, June 18, 1999 and July 1, 1999, (file number 333-78195) (the
          "Form S-1 Registration Statement").

ITEM 2.   EXHIBITS

          The following exhibits are filed as part of this registration statement:

          3.1(a)  *Certificate of Incorporation of Registrant.

          3.1(b) *Form of Amended and Restated Certificate of Incorporation to be filed with the Delaware Secretary of State.

          3.1(c) *Form of Second Amended and Restated Certificate of Incorporation of the Registrant to be effective after the offering.

          3.2(a)  *Bylaws of the Registrant.

          3.2(b)  *Bylaws of Registrant to be effective after the offering.

          4.1     *Form of Registrant's Common Stock certificate.

          10.3 *Draft form of Third Amended and Restated Stockholders Agreement, among Reuters Nederland B.V., Reuters Limited, Cisco Systems, Inc., Mayfield II, Mayfield Associates Fund III, Vivek Ranadive and Registrant.


_______________________
*Incorporated by reference to the corresponding exhibit filed with the Form S-1 Registration Statement.
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                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: July 1, 1999                 TIBCO Software, Inc.



                                   By: /s/ Robert P. Stefanski
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                                       Robert P. Stefanski
                                       Executive Vice President, General
                                       Counsel and Secretary